united states

Securities and Exchange Commission

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 17, 2025

Cadiz Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-12114	77-0313235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 S. Hope Street, Suite 2850 Los Angeles, California	90071
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 271-1600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CDZI	The NASDAQ Global Market
Depositary Shares (each representing a 1/1000th fractional interest in share of 8.875% Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share)	CDZIP	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On June 20, 2025, Cadiz Inc. (“Cadiz” or the “Company”) issued a press release regarding the entry into a Memorandum of Understanding (“MOU”) with Hoku Energy Limited to develop a clean energy and infrastructure project on Cadiz-owned land in California’s Mojave Desert. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 8.01 Other Events.

On June 17, 2025, Cadiz entered into a non-binding MOU with UK-based Hoku Energy Limited and its affiliates, a clean energy infrastructure developer, to develop an integrated clean energy infrastructure and digital infrastructure project within Cadiz’s 35,000-acre property in California’s Mojave Desert, a development that could exceed 10,000 acres.

The MOU provides Hoku Energy with a three-year exclusive option to develop the project, which will include zero carbon renewable power, low carbon thermal power and integrated advanced digital infrastructure for high performance computing, such as a data center, on the leased property or integrated with facilities off the leased property (“Proposed Project”). The Proposed Project may be phased over time based on infrastructure, demand, and regulatory approvals.

Under the MOU, Hoku Energy will have exclusive rights to develop clean energy projects and integrated digital infrastructure on the property, excluding other commercial projects being developed by Cadiz which include green hydrogen production and solar energy facilities with other lessees, the Company’s Mojave Groundwater Bank, and potential development of up to 400 acres for commercial activities which may include development of data center facilities. If the 400-acre commercial development includes a data center, Hoku Energy will have a right of first refusal to supply power to that facility.

Hoku Energy will pay Cadiz $50,000 annually in option fees during the three-year option period and will be responsible for permitting, feasibility studies, and securing capital for project development. The MOU includes detailed non-binding milestones for development over the three-year period, with the goal of converting the option into a long-term lease and commencing construction pending regulatory approvals.

If Hoku Energy exercises the option, the MOU outlines the terms of a long-term lease agreement according to which Hoku Energy will pay Cadiz up to $1,000 (2025 dollars) per acre. Assuming a 10,000-acre lease, the expected initial rental payment would be $7.2 million, subject to an annual CPI inflation adjustment.

Under a long-term lease agreement, Cadiz would also make available water annually to support Hoku Energy’s operations, primarily in the production of zero carbon green hydrogen, at a price of up to $900 per acre-foot (2025 dollars), subject to an annual CPI inflation adjustment. Assuming usage of 2,000 - 4,000 acre-feet of water per year, the expected water payment would be approximately $1.8 million to $3.4 million in the first year.

The MOU also contemplates that Hoku Energy shall have the right to utilize the existing northern and southern pipeline right-of-way routes for its Proposed Project and related infrastructure for the transportation of clean energy and facilitation of digital infrastructure to population centers, subject to required regulatory and third-party approvals. Such use of these transportation corridors would be subject to further rent under any long-term lease agreement.

This MOU shall be valid and effective during the three-year option period unless otherwise extended or terminated or superseded by relevant definitive contract(s) or long-term lease agreement between Hoku Energy and Cadiz.

INFORMATION RELATING TO FORWARD LOOKING STATEMENTS

This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as “would,” “will,” “intends,” “anticipates,” “believes,” “estimates,” “projects,” “forecasts,” “expects,” “plans,” and “proposes.” These forward-looking statements include, but are not limited to, statements regarding the anticipated development and scope of the proposed clean energy and digital infrastructure project contemplated under the MOU, the expectation that the MOU will result in binding long-term agreements, the scale and timing of the proposed lease and development activities, the projected payments for land and water use, and the other potential benefits to Cadiz. Although Cadiz believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Factors that could cause actual results or events to differ materially from those reflected in Cadiz’s forward-looking statements include risks related to the parties’ ability to negotiate and enter into definitive long-term agreements based on the MOU; the satisfaction of development milestones necessary to exercise the option granted under the MOU; the availability and timing of required regulatory approvals; changes in market conditions or demand for clean energy or digital infrastructure; and other risks and uncertainties and other factors and considerations detailed in Cadiz’s Securities and Exchange Commission filings including its annual report on Form 10-K for the year ended December 31, 2024 and subsequent Exchange Act and Securities Act filings. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated June 20, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADIZ INC.

By:	/s/ Stanley E. Speer
Stanley E. Speer
Chief Financial Officer

Date: June 20, 2025

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